UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014 (January 23, 2013)

INTERCORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54012	27-2506234
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

1615 South Congress Avenue - Suite 103

Delray Beach, FL 33445

(Address of principal executive offices) (zip code)

561-900-3709

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

☐	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2013, InterCore, Inc. ("ICOR" or "Company") acquired 100% of the outstanding common stock of SRG International, Inc., a Quebec Province corporation ("SRG") effective on January 23, 2013. In connection with that transaction, ICOR issued 5,000,000 shares of Series C Convertible Preferred Stock as described in the Form 8-K referred to above for the purpose of acquiring SRG's in-process research and development.

SRG's in-process research and development consisted of the Driver Alertness Detection System™ ("DADS"), a system designed around proprietary alertness detection technologies which helps operators (such a drivers of motor vehicles) in modulating their work activity based on real time knowledge of their actual state of alertness.

The purpose of this amended filing is to provide the audited financial statements of SRG and the related pro forma financial statements, as required.

A)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

SRG International, Inc.

Financial Statements

For the period from July 5, 2012 (date of inception)

to December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

SRG International Inc.

We have audited the accompanying balance sheet of SRG International Inc. (the “Company”), as of December 31, 2012, and the related statements of operations, changes in stockholders' deficiency, and cash flows for the period from July 5, 2012 (date of inception) to December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations, changes in stockholders' deficiency, and cash flows for the period from July 5, 2012 (date of inception) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has experienced a net loss and negative cash flow from operating activities since inception during 2012. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/Tao Su

Tao Su, CPA

December 23, 2014

Burnaby, BC, Canada

SRG International, Inc.

Balance Sheets

December 31, 2012

(Audited)

Assets

Current assets:

Cash	$10

Total assets	$10

Liabilities and Stockholders' Deficiency

Current liabilities:

Note payable	$1,203,744

Accrued interest	28,494

Due to related party	1,221

Total liabilities	1,233,459

Shareholders' deficiency:

Common stock (Par value $0.0001 per share; 350,000,000 shares authorized; 50,000,000 shares issued and outstanding)	494

Additional paid-in capital	4,442

Accumulated deficiency	(1,265,672)

Accumulated other comprehensive gain	27,287

Total shareholders' deficiency	(1,233,449)

Total liabilities and shareholders' deficiency	$10

The accompanying footnotes are an integral part of these financial statements.

SRG International, Inc.

Statement of Operations

For the period from July 5, 2012 (date of inception)

to December 31, 2012

(Audited)

Operating expenses:

Charge for acquired research and development	$1,230,768

General and administrative	6,249

Total operating expenses	1,237,017

Other expenses - Interest	28,655

Net loss	1,265,672

Other comprehensive gain - Foreign currency translation	27,287

Comprehensive loss	$1,238,385

Net loss per common share - Basic and diluted	$0.025

Weighted average common shares outstanding - Basic and diluted	50,000,000

The accompanying footnotes are an integral part of these financial statements.

SRG International, Inc.

Statement of Stockholders' Deficiency

For the period from July 5, 2012 (date of inception)

to December 31, 2012

(Audited)

					Accumulated
			Additional		Other
	Common Stock		Paid-In	Accumulated	Comprehensive	Total
	# Shares	Amount	Capital	Deficiency	Income	Deficiency

Balance - July 5, 2012 (Date of inception)	-	$-	$-	$-	$-	$-

Issuance of common stock for cash at $0.0001 per share	50,000,000	494	4,442	-	-	4,936

Net loss	-	-	-	(1,265,672)	-	(1,265,672)

Unrealized gain on foreign currency translation	-	-	-	-	27,287	27,287

Balance - December 31, 2012	50,000,000	$494	$4,442	$(1,265,672)	$27,287	$(1,233,449)

The accompanying footnotes are an integral part of these financial statements.

SRG International, Inc.

Statement of Cash Flow

For the period from July 5, 2012 (date of inception)

to December 31, 2012

(Audited)

Cash flows used in operating activities:

Net loss	$1,265,672

Adjustments to reconcile net loss to cash used in operating activities:
Charge for acquired in-process research and development	1,230,768
Change in operating assets and liabilities:
Increase in accrued interest	28,655
Increase in due to related party	1,221

Net cash used in operating activities	(5,028)

Cash flows provided by financing activities - sale of common stock	4,936

Net decrease in cash	(92)

Effect of foreign exchange rates upon cash	102

Cash - Beginning of period	-

Cash - End of period	$10

Supplemental disclosure of cash flow information - Cash paid for:

Interest	-
Income taxes	-

Supplemental disclosure of non-cash activities - Issuance of note payable	$1,230,768

The accompanying footnotes are an integral part of these financial statements.

SRG International, Inc.

Notes to Financial Statements

December 31, 2012

1)	Business

SRG International, Inc. (the "Company") was incorporated in the Province of Quebec in Canada on July 5, 2012 as 9265-6784 Quebec Inc. The Company subsequently changed its name to SRG International Inc. effective September 12, 2012.

The Company was formed for the purpose of operations consisting primarily of performing research, development, and testing and commercialization of the Driver Alertness Detection System™ ("DADS™"), a system designed around proprietary alertness detection technologies and which helps operators (such as drivers of motor vehicles) to modulate their work activity based on real time knowledge of their actual state of alertness. Activity to date has consisted of the acquisition of and ongoing development of DADS™.

2)	Basis of Presentation and Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred significant losses and negative cash flows from operations since its inception in July 2012 and has an accumulated deficiency of $1,233,449 as of December 31, 2012. Cash used in operating activities during the period from July 5, 2012 (date of inception) to December 31, 2012 totaled $5,028 and the Company has a working capital deficiency of $1,233,449 as of December 31, 2012. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has financed its activities to date through the private placement of equity securities. Since inception, it has dedicated most of its cash resources to general and administrative expenses.

The Company’s ability to continue those activities is dependent upon its ability to raise additional equity, secure debt financing, and/or generate revenue.

The Company can give no assurance that such financing will be available on acceptable terms or at all, or that it can generate revenue. Should the Company not be successful in obtaining the necessary financing or generating revenue to fund its operations, the Company would need to curtail or cease its operational activities. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

3)	Significant Accounting Policies and Recent Accounting Pronouncements

a)	Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.

Research and Development - The Company expenses research and development costs as incurred. The Company recorded a charge for acquired research and development of $1,203,744 during the period from July 5, 2012 (date of inception) to December 31, 2012.

Income Taxes - The Company accounts for income taxes using the asset and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rate is recognized in income or expense in the period that the change is effective. Income tax benefits are recognized when it is probable that the deduction will be sustained. A valuation allowance is established when it is more likely than not that all or a portion of a deferred tax asset will either expire before the Company is able to realize the benefit, or that future deductibility is uncertain.

Earnings (Loss) Per Share - The Company calculates basic and diluted net loss per common share by dividing net loss by the weighted-average number of common shares outstanding for the period. Basic and diluted net loss per common share were the same since the inclusion of common shares issuable pursuant to other financial instruments in the calculation of diluted net loss per common share , if any were outstanding, would have been anti-dilutive.

Financial Instruments - The Company records financial instruments consisting of cash and accrued expenses and amounts due to a related party at historical cost, and notes payable at face value. The Company considers such amounts to approximate fair value due to their short term nature of those instruments.

Intangible Assets - The Company accounts for intangible assets at their historical cost and records amortization expense over their estimated useful lives. The Company reviews them for impairment whenever events or changes in business circumstances indicate that the carrying amount of such assets may not be fully recoverable. An impairment loss would be recognized when the estimated undiscounted future cash flow expected to be derived from the use of those assets is less than their carrying values. As of December 31, 2012, the Company had not associated any costs with the DADS™ intangible asset.

Contingent Liabilities - The Company records contingent liabilities when it is probable that a liability has been incurred and the amount can be reasonably estimated or determined. As of December 31, 2012, there were no accruals for contingent liabilities.

Foreign Currency Translation - The functional currency of the Company's Canadian operations is the Canadian dollar. Assets and liabilities related to such operations are translated at end-of-period exchange rates while the related expenses are translated at average exchange rates prevailing during the period. Unrealized foreign currency translation gains and losses are recorded in Accumulated Other Comprehensive Gains/Losses on the balance sheets and presented as separate components of activity in the statements of operations. During the period from July 5, 2012 (date of inception) to December 31, 2012, the foreign currency translation gain was $27,287.

Comprehensive Income (Loss) - The Company reports comprehensive income and loss (and components thereof) in the statement of operations. Comprehensive loss during the period from July 5, 2012 (date of inception) to December 31, 2012 consists of net loss and foreign currency translation adjustments affecting shareholder’s deficiency which, under US GAAP, are excluded from net loss.

Subsequent Events - The Company has evaluated subsequent events and transactions through the date these financial statements were issued to determine if such events and transactions required adjustment to or disclosure in these financial statements. No such adjustments were deemed necessary.

b)	Recent Accounting Pronouncements

Recent accounting pronouncements issued by the FASB and the SEC did not have, or are not believed by management to have, a material impact on the Company's present or future financial statements.

4)	Note Payable

On September 14, 2012, the Company issued a convertible note payable (The "Note") in the amount of $1,200,000 payable in Canadian dollars in connection with the acquisition of the DADS™ technology. As the conversion feature was deemed to have no value due to the acquisition transaction described in Note 9, the Note was recorded at its face value. This Note accrues interest at the rate of 8% per annum and matures on March 15, 2013. Principal and accrued interest is convertible into common stock at an amount per share equal to 90% of the amount per share that the Company sells equity securities while the Note is outstanding. As of December 31, 2012, $1,203,744 in principal was outstanding under this Note.

5)	Due to Related Party

As of December 31, 2012, $1,221 was due to a related party as further described in Note 9.

6)	Commitments and Contingencies

The Company is subject to litigation in the ordinary course of business. Management accrues loss contingencies for all known matters that are probable and can be reasonably estimated. As of December 31, 2012, there were no accruals for contingent liabilities.

7)	Common Stock

On July 25, 2012, the Company issued 50,000,000 shares of common stock at $0.0001 per share and received proceeds of $4,936. Such shares were issued to related parties as further described in Note 9.

8)	Acquisition of DADS™ Technology and Charge for Acquired In-Process Research and Development

On September 14, 2012 and as previously indicated in Note 4, the Company acquired the DADS™ technology through the issuance of a promissory note. A total of $1,230,768 was allocated to acquired in-process research and development on that date. As the DADS™ technology required substantial additional development and its commercial viability was uncertain, the amount allocated to acquired in-process research and development was immediately charged to expense in conformity with generally accepted accounting practices.

9)	Related Party Transactions

On July 25, 2012, the Company issued 47,190,000 and 50,000 shares of common stock at $0.0001 per share to the Chief Executive Officer and Secretary of the Company and received proceeds of $4,659 and $5, respectively.

During the period from July 5, 2012 (date of inception) to December 31, 2012, the Chief Executive Officer of the Company advanced $1,221 to the Company. Such amount is payable on demand and does not accrue interest.

10)	Subsequent Event

On January 23, 2013, the Company closed on a transaction contemplated by an Amended and Restated Share Exchange Agreement (the “Agreement”) with the Company's shareholders and InterCore, Inc., a corporation based in the United States (“ICOR”), pursuant to which the holders of 100% of the outstanding common shares of the Company's common stock transferred to ICOR all of such shares in exchange for 5,000,000 shares of ICOR's Series C Convertible Preferred Stock. All shares of ICOR's Series C Convertible Preferred Stock outstanding immediately after a pending reverse stock split of ICOR's common stock would be converted into 80% of ICOR's then outstanding common stock. Shares of ICOR's Series C Convertible Preferred Stock were also entitled to vote on an “as converted” basis on all matters to which the holders of ICOR’s Common Stock are entitled or required to vote.

As further described in the pro forma financial information included elsewhere in this report, the acquisition of SRG was accounted for by ICOR as a purchase of a business whereby assets acquired and liabilities were recorded at their estimated fair values as of the date of the acquisition and the results of operations of SRG have been consolidated with those of the ICOR from the date of the acquisition.

A)	PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined statements of operations for the years ended December 31, 2011 and 2012 have been derived by the application of pro forma adjustments to the historical financial statements of InterCore, Inc. (“ICOR”) and SRG International, Inc. ("SRG") to reflect ICOR's January 23, 2013 acquisition of SRG as if it had occurred on January 1, 2011. As SRG was formed on July 5, 2012, there are no historical financial statements for SRG as of or for the year ended December 31, 2011.

The following unaudited pro forma combined statements of operations for the years ended December 31, 2011 and 2012 include:

a)	The audited statement of operations of ICOR for the years ended December 31, 2011 and 2012, as presented in its Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on June 25, 2013; and

b)	The audited statement of operations of SRG for the period from July 5, 2012 (date of inception) to December 31, 2012 as included elsewhere in this report.

Pro forma adjustments were required in the unaudited pro forma combined statements of operations to record the securities issued by ICOR in connection with the acquisition of SRG, the assets acquired and liabilities assumed in connection with the acquisition of SRG, eliminate the equity accounts of SRG, and record interest expense of the notes payable acquired in connection with the acquisition of SRG as if those notes had been outstanding since January 1, 2011.

The unaudited pro forma combined statements of operations for the years ended December 31, 2011 and 2012 should be read in conjunction with the audited financial statements of ICOR and SRG referred to above. These unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited pro forma combined statements of operations for the years ended December 31, 2011 and 2012 are based on currently available information and certain assumptions that management of ICOR believes are appropriate. Management of ICOR believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma combined statements of operations.

InterCore, Inc.
Pro Forma Balance Sheets
As of December 31, 2011

						Pro Forma
						Balance
	InterCore, Inc.	SRG Intl, Inc.				Sheet
	as of	as of				as of
	December 31,	December 31,	Pro Forma Adjustments			December 31,
	2011	2011	#1	#2	#3	2011
Current Assets:

Cash	$52,422	$-				$52,422
Prepaid expenses	33,104	-	14,705			47,809

Total Current Assets	85,526	-				100,231

Investments	350,000	-				350,000

Acquired in-process research and development	-	-	1,467,505	(1,467,505)		-

Total assets	$435,526	$-				$450,231

Current liabilities:

Accounts payable	$373,359	$-	112,896			$486,255
Accrued compensation	138,000	-				138,000
Accrued expenses	137,100	-	34,703		96,010	267,813
Convertible note payable	1,666,667	-	1,208,640			2,875,307
Note payable - Due to related party	384,401	-				384,401
Note payable - Other	10,019	-				10,019

Total liabilities	2,709,546	-				4,161,795

Stockholders' deficiency:

Preferred stock	500	-	500			1,000

Common stock	14,846	-				14,846

Additional paid-in capital	3,419,264	-	125,471			3,544,735

Accumulated deficit	(5,708,630)	-		(1,467,505)	(96,010)	(7,272,145)

Total stockholders' deficiency	(2,274,020)	-				(3,711,564)

Total liabilities and stockholders' deficiency	$435,526	$-				$450,231

InterCore, Inc.
Pro Forma Statements of Operations
For the Year Ended December 31, 2011

					Pro Forma
					Statement of
	InterCore, Inc.	SRG Intl, Inc.			Operations
	for the year	for the year			for the year
	ended	ended			ended
	December 31,	December 31,	Pro Forma Adjustments		December 31,
	2011	2011	#2	#3	2011

Revenues	$-	$-			$-

Cost of revenues	-	-			-

Gross profit	-	-			-

Operating expenses:

Research and development	182,100	-			182,100
General and administrative	1,657,445	-			1,657,445
Charge for write-off of acquired research and development	-	-	1,467,505		1,467,505
Charge for impairment of intabgible asset	2,950,000	-			2,950,000

Total operating expenses	4,789,545	-			6,257,050

Operating loss	(4,789,545)	-			(6,257,050)

Other expense - Interest	(198,697)	-		(96,010)	(294,707)

Net loss from continuing operations	(4,988,242)	-			(6,551,757)

Loss for discountinued operations	(408,694)	-			(408,694)

Net loss	$(5,396,936)	$-			$(6,960,451)

Net loss per common share - Basic and diluted:
Continuing operations	$(0.034)	$-			$(0.045)
Discountinued operations	$(0.003)	$-			$(0.003)
	$(0.037)	$-			$(0.048)

Weighted average common shares outstanding - Basic and diluted	145,436,553				145,436,553

InterCore, Inc.
Pro Forma Balance Sheets
As of December 31, 2012

				Pro Forma
				Balance
	InterCore, Inc.	SRG Intl, Inc.		Sheet
	as of	as of		as of
	December 31,	December 31,	Pro Forma Adjustments	December 31,
	2012	2012	#4	2012
Current Assets:

Cash	$52,422	$10		$52,432
Prepaid expenses	33,104	-		33,104

Total Current Assets	85,526	10		85,536

Investments	350,000	-		350,000

Acquired in-process research and development	-	-		-

Total assets	$435,526	$10		$435,536

Current liabilities:

Accounts payable	$373,359	$-		$373,359
Accounts payable due to related parties	-	-		-
Accrued compensation	138,000	-		138,000
Accrued expenses	137,100	28,494	163,831	329,425
Convertible note payable	1,666,667	1,203,744		2,870,411
Note payable - Due to related party	384,401	1,221		385,622
Note payable - Other	10,019	-		10,019

Total liabilities	2,709,546	1,233,459		4,106,836

Stockholders' deficiency:

Preferred stock	500	494		994

Common stock	14,846	-		14,846

Additional paid-in capital	3,419,264	4,442		3,423,706

Accumulated deficit	(5,708,630)	(1,265,672)	(163,831)	(7,138,133)

Accumulated comprehensive gain	-	27,287		27,287

Total stockholders' deficiency	(2,274,020)	(1,233,449)		(3,671,300)

Total liabilities and stockholders' deficiency	$435,526	$10		$435,536

InterCore, Inc.
Pro Forma Statements of Operations
For the Year Ended December 31, 2012

					Pro Forma
					Statement of
	InterCore, Inc.	SRG Intl, Inc.			Operations
	for the year	for the year			for the year
	ended	ended			ended
	December 31,	December 31,	Pro Forma Adjustments		December 31,
	2012	2012	#5	#6	2012

Revenues	$5,672	$-			$5,672

Cost of revenues	-	-			-

Gross profit	5,672	-			5,672

Operating expenses:

Research and development	151,450	-			151,450
General and administrative	932,989	6,249			939,238
Charge for write-off of acquired research and development	-	1,230,768	(1,230,768)		-
Charge for shares issued in connection with Myself acquisition agreement	855,000	-			855,000

Total operating expenses	1,939,439	1,237,017			1,945,688

Operating loss	(1,933,767)	(1,237,017)			(1,940,016)

Other expense - Interest	(249,618)	(28,655)		(67,821)	(346,094)

Net loss	(2,183,385)	(1,265,672)			(2,286,110)

Comprehensive gain - Foreign currency translation	-	27,287			27,287

Comprehensive loss	$(2,183,385)	$(1,238,385)			$(2,258,823)

Net loss per common share - Basic and diluted:
Continuing operations	$(0.012)	$-			$(0.013)
Discountinued operations	$-	$-			$-
	$(0.012)	$-			$(0.013)

Weighted average common shares outstanding - Basic and diluted	179,050,669				179,050,669

InterCore, Inc.

Pro Forma Combined Financial Statements

As of and for the years ended December 31, 2011 and 2012

Description of Adjustments

The following unaudited pro forma adjustments to the combined statements of operations for ICOR and SRG the years ended December 31, 2011 and 2012 give effect to ICOR's January 23, 2013 acquisition of SRG as if it had occurred on January 1, 2011. As SRG was formed on July 5, 2012, there are no historical financial statements for SRG as of or for the year ended December 31, 2011.

1)	Record as of January 1, 2011 the issuance of 5,000,000 shares of ICOR's Series C Convertible Preferred Stock and the assets acquired and liabilities assumed.

2)	Record a charge to expense effective January 1, 2011 for the acquired in-process research and development.

3)	Record the accrued interest as of December 31, 2011 and the related interest expense for the year then ended in connection with the convertible note payable.

4)	Record the cumulative accrued interest as of December 31, 2012 in connection with the convertible note payable.

5)	Eliminate the charge to expense for the acquired in-process research and development.

6)	Record the interest expense for the year ended December 31, 2012 in connection with the convertible note payable.

SRG was acquired through the issuance of shares of ICOR's Series C Convertible Preferred Stock on January 23, 2013. Subsequent to that date, additional shares of ICOR's Series C Convertible Preferred Stock were issued in connection with unrelated transactions. Ultimately, the conversion of such shares into ICOR's common stock did not occur until December 31, 2013 and was governed by events independent of the SRG acquisition. Therefore, these unaudited pro forma financial statements do not include an adjustment to the weighted average number of common shares outstanding.

EXHIBITS

10.30*	Amended and Restated Share Exchange Agreement by and between InterCore Energy, Inc., SRG, Inc. and the shareholders of SRG dated January 15, 2013

* -	Incorporated by reference from our Current Report on Form 8-K filed with the Commission on January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2014	InterCore, Inc.

	/s/	James F. Groelinger
	By:	James F. Groelinger
	Its:	President and Chief Executive Officer

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